UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
 FORM 8-K
____________________

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2023
____________________
PEGASYSTEMS INC.
(Exact name of Registrant as specified in its charter)
____________________

Massachusetts	1-11859	04-2787865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
One Main Street, Cambridge, MA 02142
(Address of principal executive offices, including zip code)

(617) 374-9600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	PEGA	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
                                                Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01. Entry into a Material Definitive Agreement

On March 6, 2023, the Board of Directors of Pegasystems Inc. (the “Company”) approved the amendment and restatement of the existing Pegasystems Inc. 2004 Long-Term Incentive Plan (the “Plan”) to increase the number of shares available for issuance thereunder by 6,000,000 shares of the Company’s common stock and to make certain other non-material changes to the Plan. No awards with respect to the new shares may vest prior to approval of the new shares by the Company’s stockholders, which the Company intends to obtain at the Company’s upcoming 2023 annual meeting of shareholders.

A copy of the Plan, as amended, is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
Arrangements of Certain Officers

(e) On March 7, 2023, the Compensation Committee of the Board of Directors of Pegasystems Inc. approved the 2023 base salaries and target incentive percentages for the Section 16 Officer/ALT Member Corporate Incentive Compensation Plan (the “Incentive Plan”), and other incentive bonus payment targets for the executive officers of the Company listed on Exhibit 99.1 to this Current Report on Form 8-K (the “Executive Officers”).

The aggregate target Incentive Plan payments for Executive Officers is the sum of $1,336,000 and £185,500. Leon Trefler, Chief of Clients and Markets and John Higgins, Chief of Client & Partner Success are also eligible for sales commissions of $375,000 and £145,000, respectively.

The foregoing summary description of the Incentive Plan is qualified in its entirety by reference to Exhibit 99.1 to this Current Report on Form 8-K, which describes the 2023 base salaries, target Incentive Plan, and other bonus payments for the Executive Officers. It is further qualified in its entirety by reference to the Incentive Plan filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on February 13, 2023 and incorporated herein by reference.

The information set forth in Item 1.01 above is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits

Exhibit No.	Description
10.1	Pegasystems Inc. 2004 Long-Term Incentive Plan
99.1	2023 Executive Officers Base Salaries and Target Bonus Percentages and Incentives
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pegasystems Inc.

Dated:	March 10, 2023	By:	/s/ Matthew J. Cushing
Matthew J. Cushing
Vice President, Chief Commercial Officer, General Counsel and Secretary